SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is August 29, 2018.

For the MFS® Funds listed below:

MFS® CORPORATE BOND FUND	MFS® LIFETIME® 2035 FUND
MFS® LIMITED MATURITY FUND	MFS® LIFETIME® 2040 FUND
MFS® MUNICIPAL LIMITED MATURITY FUND	MFS® LIFETIME® 2045 FUND
MFS® TOTAL RETURN BOND FUND	MFS® LIFETIME® 2050 FUND
MFS® LIFETIME® 2020 FUND	MFS® LIFETIME® 2055 FUND
MFS® LIFETIME® 2025 FUND	MFS® LIFETIME® 2060 FUND
MFS® LIFETIME® 2030 FUND	MFS® LIFETIME® INCOME FUND

Effective immediately, the third paragraph under the sub-section entitled "Compensation" under the main heading entitled "APPENDIX D – PORTFOLIO MANAGER(S)" is restated in its entirety as follows:
With respect to each portfolio manager except Mr. Joseph Flaherty, Jr., the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

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